Exhibit 99.1

   Information as of March 31, 2016      Investor Presentation

 changes in legislation or regulation affecting Fannie Mae, Freddie Mac, Ginnie Mae, the Federal Home Loan Bank system and similar federal government agencies and related guarantees; other changes in legislation or regulation affecting the mortgage and banking industries;changes in market conditions as a result of Federal Reserve monetary policy or federal government fiscal challenges;deterioration in credit quality and ratings of existing or future issuances of Fannie Mae, Freddie Mac or Ginnie Mae securities; changes in legislation or regulation affecting exemptions for mortgage REITs from regulation under the Investment Company Act of 1940; andincreases in costs and other general competitive factors.  Safe Harbor Statement - Private Securities Litigation Reform Act of 1995  Statement Concerning Forward-looking StatementsThis document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following:  In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties which could cause actual results to be significantly different from those expressed or implied by any forward-looking statements included herein. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements included herein.    changes in general economic conditions;fluctuations in interest rates and levels of mortgage prepayments; the effectiveness of risk management strategies; the impact of differing levels of leverage employed; liquidity of secondary markets and credit markets; the availability of financing at reasonable levels and terms to support investing on a leveraged basis;the availability of new investment capital;the availability of suitable qualifying investments from both an investment return and regulatory perspective;  2

 Company Summary  Proven Strategy of Efficiently Managing a Leveraged Portfolio of Short-Duration Agency-Guaranteed ARM Securities  Experienced Management TeamAligned with Stockholders  Overview of Capstead Mortgage Corporation  Founded in 1985, Capstead is the oldest publicly-traded residential mortgage REIT. Our sole focus is on managing a leveraged portfolio of short-duration* agency-guaranteed (i.e. Fannie Mae, Freddie Mac and Ginnie Mae) residential ARM securities that is appropriately hedged and can earn attractive risk-adjusted returns over the long term, with little, if any, credit risk.      At March 31, 2016, our agency-guaranteed ARM securities portfolio stood at $13.84 billion, supported by $1.38 billion in long-term investment capital levered 9.14 times. Our short-duration strategy differentiates us from our peers because the adjustable-rate mortgages underlying our portfolio reset to more current interest rates within a relatively short period of time:allowing us to benefit from future recoveries in financing spreads that typically contract during periods of rising interest rates, andresulting in smaller fluctuations in portfolio values from changes in interest rates compared to portfolios containing a significant amount of longer-duration ARM or fixed-rate mortgage securities.By virtue of being internally-managed and with our sole focus on agency-guaranteed securities, we are the most efficient mortgage REIT in the industry.  Our top four executive officers have over 100 years of combined mortgage finance industry experience.We are internally-managed with low operating costs and a strong focus on performance-based compensation for our executive officers. This structure greatly enhances the alignment of management interests with those of our stockholders.  3    This singular and straight-forward investment strategy, together with our use of cash flow hedge accounting allows for easily understood, transparent financial reporting, with limited use of non-GAAP financial measures.Additional transparency is evident by virtue of our internally-managed structure – our compensation-related decisions and costs are fully disclosed and subject to annual say-on-pay approvals.We make every effort to provide additional analysis in our earnings reports, SEC filings and analyst presentations that tells our story in a complete and straight-forward fashion.  Straight-forward Investment Strategy and Transparent Reporting  * Duration is a measure of market price sensitivity to interest rate movements. A shorter duration generally indicates less interest rate risk.

 Capstead’s Economic Returns  Our agency-only, short-duration ARM strategy has led to outperformance during the 1st quarter of 2016 and over trailing three- and four-year time periods relative to other mortgage REITs.  4  (a) Excludes $(0.28) per share one-time effect of preferred capital redemption and issuance transactions on book value in 2013. Including this nonportfolio-related charge, our economic returns were 1.0% in 2013, and 4.2% and 8.2% for the three- and four-year averages, respectively. (b) Agency Peers: AGNC, AI, ANH, ARR, CYS, EARN, HTS, NLY, ORC(c) All Peers: Agency peers + AMTG, CIM, DX, IVR, MFA, MITT, MTGE, NYMT, OAKS, RWT, TWO, WMC

 Components of our Economic ReturnQuarterly Earnings, Dividends and Change in Book Value  5  Our quarterly earnings fluctuate with seasonal factors, most notably higher mortgage prepayment levels typically experienced during the summer house-selling season, and can also be affected by the impact of changes in interest rates on mortgage refinancing activity and on our borrowing costs.  We reassess the common dividend periodically based largely on how these factors are impacting expected future earnings.Changes in interest rates and other market conditions also directly impact our book value per common share as our portfolio and our hedge instruments are marked-to-market through stockholders’ equity, and to the extent common dividends exceed earnings resulting in a return of capital to our stockholders.  For presentation purposes, we adjusted our diluted EPS and related change in book value for Q2 2013 to exclude certain one-time effects of preferred capital redemption and issuance transactions totaling $(0.23) and $(0.28), respectively. These transactions replaced higher-cost preferred equity to the benefit of future earnings. See page 19 for further information and a reconciliation of diluted EPS to this presentation.

 Authorized $100 Million Stock Repurchase Program  6  On January 27, 2016 Capstead’s Board of Directors authorized the repurchase of up to $100 million in common stock when such repurchases are deemed appropriate relative to portfolio reinvestment options and liquidity needs. With the significant improvement in the Company’s common stock price subsequent to the authorization of this program, no shares have been repurchased through May 16, 2016.  CMO Multiple of Trailing Book Value

 Market Snapshot(dollars in thousands, except per share amounts)  7  In 2005 and 2006 we issued $100 million face amount of 10-year fixed, 20-year variable-rate, unsecured borrowings in three separate transactions. Utilizing forward-starting 20-year swaps, we have hedged the average cost of this capital down to a fixed cost of 7.77% by the fall of 2016, when the last of the three offerings begins paying variable. Unsecured borrowings are presented net of deferred issuance costs.As of March 31, 2016.

 Capstead’s Appropriate Use of Leverage  8  Portfolio and Portfolio Leverage  In our view, borrowing at current levels represents an appropriate use of leverage for a short-duration, agency-guaranteed ARM securities portfolio in today’s market conditions.   Long-term Investment Capital

 Capstead’s Proven Short-Duration Investment Strategy  9  As of March 31, 2016  We finance our agency-guaranteed residential ARM securities primarily with 30- to 90-day secured borrowings augmented primarily with relatively low-cost two-year interest rate swap agreements for hedging purposes and longer-dated secured borrowings when available at attractive levels.  Residential ARM Securities Portfolio  Secured Borrowings & Swap Notional Amounts(by quarter of borrowing maturities / contract expirations)  Total: $13.66 Billion (cost basis)  Our portfolio of agency-guaranteed ARM securities have little, if any, credit risk and are either currently resetting to more current rates at least annually or will begin doing so in five years or less. Our Current-Reset ARMs reset in rate in less than 18 months and our Longer-to-Reset ARMs reset in less than five years. With an asset duration* of approximately 11¼ months at quarter-end, the value of our portfolio is naturally less exposed to changes in interest rates than portfolios containing longer duration ARM or fixed-rate securities. This relative stability affords us more flexibility in managing through periods of market stress.We have long-term relationships with a variety of domestic and foreign lending counterparties. At quarter-end we had borrowings outstanding with 23 counterparties, including $750 million in FHLB advances. In response to a regulator-induced moratorium on FHLB advances and membership, we anticipate migrating remaining FHLB balances back to our repo counterparties by November 2016. We routinely borrow for 30 to 90 days and extend the duration of our borrowings primarily using relatively low-cost two-year pay-fixed interest rate swap agreements. When available at attractive levels, we also enter into longer-maturity secured borrowings. Together with portfolio-related swaps, our secured borrowings had a duration of 8¾ months at quarter-end, resulting in a net duration gap of approximately 2½ months.  Longer-to-ResetARMs$5.77 Billion(cost basis)  Current-ResetARMs$7.89 Billion(cost basis)      * Duration is a common measure of market price sensitivity to interest rate movements. A shorter duration generally indicates less interest rate risk.

 Financing Spread AnalysisAs of March 31, 2016 (unaudited)  10  Cash yields on our portfolio of residential mortgage securities began increasing during 2015 (after years of declines) primarily due to increases in the underlying indexes (principally one-year LIBOR) in anticipation of Federal Reserve action to increase short-term interest rates. One-year LIBOR increased nearly five basis points as of May 16, 2016 to 1.23% following a 33 basis point increase during the fourth quarter of 2015. Mortgage prepayment levels directly impact our financing spreads because purchased investment premiums are amortized to earnings as portfolio yield adjustments. Mortgage prepayments are impacted by housing market conditions, including prevailing mortgage interest rates, as well as seasonal factors, in particular the summer home selling season.Unhedged borrowing rates increased 17 basis points during the first quarter of 2016, largely attributable to market conditions, most notably the mid-December Federal Reserve action to raise the Federal Funds Rate by 25 basis points. Hedged borrowing rates continue trending higher as older, lower-rate swaps are replaced at higher rates.

 * Net WAC, or weighted average coupon, is the weighted average interest rate of the mortgage loans underlying the indicated investments, net of servicing and other fees, as of March 31, 2016. Net WAC is expressed as a percentage calculated on an annualized basis on the unpaid principal balances of the mortgage loans underlying these investments. As such it is similar to cash yield on the portfolio which is calculated using amortized cost basis. Fully indexed WAC represents the weighted average coupon upon one or more resets using interest rate indexes and net margins in effect, as of March 31, 2016. Gross WAC is the weighted average interest rate of the mortgage loans underlying the indicated investments, including servicing and other fees paid by borrowers, as of March 31, 2016.   Key Elements of Capstead’s ARM PortfolioAs of March 31, 2016 (dollars in thousands, unaudited)  11  NOTE: Excludes $3 million legacy portfolio of fixed-rate investments.  The quarter-end Net WAC* on our current-reset ARMs increased five basis points since year-end while the related quarter-end Fully Indexed WAC* increased one basis point, primarily reflecting increases in underlying six and 12 month indexes during this period. As a result, ARM loans underlying the current-reset component of our portfolio can be expected to continue increasing in coupon in the coming quarters reflecting higher prevailing six- and 12-month interest rates.

 Agency Mortgage Prepayment Speeds versus Capstead Prepayment Speeds  12  Published Agency Prepayment Speeds vs. CMO Prepayment Speeds (in CPR)  Mortgage prepayment levels are heavily influenced by the availability of mortgage financing with attractive terms and the overall health of the housing markets, as well as routine seasonal factors. Mortgage interest rates available in the market have followed U.S. Treasury yields lower during the first quarter of 2016 allowing more homeowners opportunities to refinance. As a consequence, we anticipate mortgage prepayment rates to increase this spring due to refinancing activity, in addition to normal seasonal factors, which will increase investment premium amortization.

 Capstead’s Stockholder Friendly Structure   13  Expressed on an annualized basis as a percentage of average long-term investment capital.2016 results include $655,000 related to finalizing 2015 performance-based short-term incentive compensation program results in March of 2016. Had this final adjustment been recorded in 2015, total 2015 operating costs as a percentage of average LTIC would have been 1.06%.  Capstead is a leader among our mortgage REIT peers in terms of operating cost efficiency.We are internally-managed with lower operating costs than our mortgage REIT peers. Our executives’ pay structure is variable through compensation elements that focus on “pay for performance” as opposed to fees paid to an external manager that are based solely on capital under management. Additionally, our board of directors and our senior executives hold a significant amount of Capstead stock.As a result, we are incented to grow the Company by raising capital only when it is accretive to book value and earnings rather than for the purpose of increasing compensation or external management fees. Conversely, we are also not conflicted regarding whether or not to repurchase shares when appropriate.

     Appendix  14

 Capstead’s First Quarter 2016 Highlights  Generated earnings of $27.4 million or $0.25 per diluted common sharePaid common dividend of $0.26 per common shareBook value decreased 1.5%, or $0.17, to $11.25 per common shareFinancing spreads on residential mortgage investments unchanged at 0.90%Agency-guaranteed ARM portfolio and leverage ended the quarter at $13.84 billion and 9.14 times long-term investment capital, respectively Select comments from our April 27, 2016 earnings press release:Our first quarter earnings benefitted from lower mortgage prepayment levels due to lower refinancing activity as well as other seasonal factors. This has resulted in lower investment premium amortization and contributed to higher portfolio yields. Mortgage prepayment levels are heavily influenced by the availability of mortgage financing with attractive terms and the overall health of the housing markets. Portfolio yields are also benefiting from higher coupon interest rate resets as mortgage loans underlying our portfolio of agency-guaranteed ARM securities reset to higher rates based on higher prevailing six- and 12-month interest rate indices. The majority of these loans reset annually based on margins over indices such as the 12-month London Interbank Offered Rate, which increased an additional three basis points during the first quarter of 2016 to 1.21% following a 33 basis point increase during the fourth quarter of 2015.With the Federal Reserve acting in mid-December to increase the Federal Funds Rate for the first time in nine years, rates on 30- to 90-day secured borrowings have increased. However, our overall borrowing rates are fairly insulated this year through the use of interest rate swap agreements and longer-maturity borrowings which we believe will allow time for yields on our portfolio to improve with ongoing coupon interest rate resets. Future borrowing and hedging costs will be dependent upon market conditions, including the extent of future actions by the Federal Reserve to influence short-term interest rates.Of more immediate significance for 2016 quarterly earnings is the level of mortgage prepayments that we may experience. Mortgage interest rates available in the market have followed U.S. Treasury yields lower during the first quarter allowing more homeowners opportunities to refinance. As a consequence, we anticipate mortgage prepayment rates to increase this spring due to refinancing activity, in addition to normal seasonal factors, which will increase investment premium amortization.In conclusion, we anticipate that higher levels of mortgage prepayments in at least the second quarter will put downward pressure on net interest margins, while cash yields on our portfolio should continue rising and our borrowing costs should remain fairly contained given market expectations for near-term actions by the Federal Reserve. We remain confident in and focused on our investment strategy of managing a leveraged portfolio of agency-guaranteed residential ARM securities that can produce attractive risk-adjusted returns over the long term while reducing, but not eliminating, sensitivity to changes in interest rates.  15

 Capstead’s Condensed Quarterly Income Statements(dollars in thousands, except per share amounts, unaudited)  16  Consists principally of interest on unsecured borrowings.See page 19 for further information regarding this non-GAAP financial measure.

 Capstead’s Annual Income Statements – Five Years Ended 2015(dollars in thousands, except per share amounts, unaudited)  17     See page 19 for further information regarding these non-GAAP financial measures.

 Capstead’s Comparative Balance Sheets(dollars in thousands, except per share amounts, unaudited)  18

 Non-GAAP Financial MeasuresAs of March 31, 2016 (unaudited)  19  Financing spreads on residential mortgage investments, a non-GAAP financial measure, differs from total financing spreads, an all-inclusive GAAP measure, that is based on all interest-earning assets and all interest-paying liabilities. We believe presenting financing spreads on residential mortgage investments provides useful information for evaluating the performance of the Company’s portfolio.Core earnings per diluted common share is a non-GAAP financial measure that differs from the related GAAP measure of net income per diluted common share by excluding certain one-time effects of second quarter 2013 transactions to redeem then-outstanding high-cost convertible preferred capital and issue our 7.50% Series E preferred shares. We believe presenting this metric on a core earnings basis provides useful, comparative information for evaluating the Company’s performance.   Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties. Other interest-paying liabilities consist of unsecured borrowings (at an average borrowing rate of 8.07% for the first quarter of 2016) and cash collateral payable to interest rate swap counterparties.

 Experienced Management Team    20  Over 100 years of combined mortgage finance industry experience.  Andrew F. Jacobs – President and Chief Executive Officer, DirectorHas served as president and chief executive officer since 2003 and has held various executive positions at Capstead since 1988Previously served as a member of the Executive Board of the National Association of Real Estate Investment Trusts (“NAREIT”) and as chairman of NAREIT’s Council of Mortgage REITs; is a member of the Executive Committee of the Chancellor’s Council of the University of Texas System; and is a member of the Advisory Council of the McCombs School of Business, the Advisory Council to the Department of Accounting at the McCombs School of Business, and the Executive Council of the Real Estate Finance and Investment Center, each at the University of Texas at Austin. Mr. Jacobs is a Certified Public Accountant (“CPA”).Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, Treasurer and SecretaryHas held various financial accounting and reporting positions at Capstead since 1993Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitizationCPA, Member AICPA, FEI, NACDRobert A. Spears – Executive Vice President, Chief Investment OfficerHas served in asset and liability management positions at Capstead since 1994Formerly Vice President of secondary marketing with NationsBanc Mortgage CorporationRoy S. Kim – Senior Vice President, Asset and Liability ManagementJoined Capstead in April 2015 augmenting our asset and liability management capabilities with primary responsibility for liability managementHas over 20 years experience in the mortgage finance industry, primarily in trading capacities with JP Morgan and Bank of America